REITWorld 2016: NAREIT's Annual Convention Phoenix, AZ | November 15-17, 2016 Gary Shiffman Chief Executive Officer Karen Dearing Chief Financial Officer John McLaren Chief Operating Officer Fernando Castro-Caratini SVP, Finance & Capital Markets

FORWARD-LOOKING STATEMENTS This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc. (the "Company") and from third-party sources indicated herein. Such third-party information has not been independently verified. The Company makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and we intend that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect our current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation. These risks and uncertainties may cause our actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in our Annual Report on Form 10-K for the year ended December 31, 2015, and our other filings with the Securities and Exchange Commission from time to time, such risks and uncertainties include:  changes in general economic conditions, the real estate industry and the markets in which we operate;  difficulties in our ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully;  our liquidity and refinancing demands;  our ability to obtain or refinance maturing debt;  our ability to maintain compliance with covenants contained in our debt facilities;  availability of capital;  our failure to maintain effective internal control over financial reporting and disclosure controls and procedures;  increases in interest rates and operating costs, including insurance premiums and real property taxes;  risks related to natural disasters;  general volatility of the capital markets and the market price of shares of our capital stock;  our failure to maintain our status as a REIT;  changes in real estate and zoning laws and regulations;  legislative or regulatory changes, including changes to laws governing the taxation of REITs;  litigation, judgments or settlements;  our ability to maintain rental rates and occupancy levels;  competitive market forces; and  the ability of manufactured home buyers to obtain financing and the level of repossessions by manufactured home lenders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in our expectations or otherwise, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by these cautionary statements. 1

227 manufactured housing only communities 27 manufactured housing and recreational vehicle communities 85 recreational vehicle only communities 339 communities consisting of approximately 117,000 sites across 29 states and Ontario 79,945 manufactured housing sites 37,307 recreational vehicle sites 20,833 (56%) annual / seasonal 16,474 (44%) transient Source: Company Information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter-ended September 30, 2016 for additional information. Current Portfolio As of September 30, 2016 4,938 1,521 682 149 1,370 24,591 3,009 1,277 916 1,187 2,913 549 1,652 698 237 672 418 1,150 404 413 976 226 2,335 473 7,534 43,348 4,614 324 5,275 2 SUN COMMUNITIES, INC. (NYSE: SUI)

 895 total homes sold, an increase of 43.0%, as compared to the third quarter of 2015  Revenue producing sites increased by 292 sites for the quarter bringing total portfolio occupancy to 96.2%1, up ~250 basis points from the third quarter of 2015  Same-community Net Operating Income grew to $86.6 million, an increase of 6.0% as compared to the third quarter of 2015  Subsequent to the Carefree acquisition, 4 communities with 964 sites located in CO, MI, NY and VA were acquired for $41 million  $330.7 million of net proceeds were raised in equity offerings, with the majority of these proceeds used to pay down the line of credit Q3 2016 HIGHLIGHTS 9/30/16 6/30/16 9/30/15 Revenue $249.7 $190.8 $185.4 EPS (Diluted) $0.27 -$0.12 $0.53 FFO/Share (Diluted) $1.13 $0.85 $1.05 Petoskey Motorcoach Resort Petoskey, MI Acquired September 2016 Source: Company Information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2016 for additional information. Refer to information regarding non-GAAP financial measures starting on page 20 of the attached Appendix. 1 Inclusive of 100% occupancy for annual RV rentals and 95.2% occupancy for MH Financial Data – Three Months Ended (in millions except for EPS) 4 3

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Royal Palm Village Haines City, FL 6 Resident Resales Home Move-out 1 Source: Company Information. 5 year average. 4.9% 5.1% 4.7% 4.9% 4.6% 5.0% 5.9% 6.5% 2.8% 2.3% 2.3% 2.5% 2.6% 2.6% 2.0% 1.9% 2009 2010 2011 2012 2013 2014 2015 Q3 2016 Sun’s Resident Move-out Trends SUN’S FAVORABLE REVENUE DRIVERS  Cost to move a home ranges from $4K-10K, resulting in low move-out of homes  Tenure of homes in our communities is ~43 years1  Tenure of residents in our communities is ~13 years1 5 Castaways RV Resort Berlin, MD

 Low-annual resident turnover results in stability of income and occupancy  Strong and consistent rental growth creates a stable revenue stream that is recession-resistant  Positive NOI growth for 16 consecutive years  Occupancy gains are a function of Sun’s integrated platform, which includes: leasing, sales, and financing Source: Company Information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the respective periods ended set forth above for additional information. Refer to information regarding non-GAAP financial measures starting on page 20 of the attached Appendix. Same-Community NOI Growth (%) Occupancy WA Monthly Rent per Site 0.7% 3.1% 3.6% 5.5% 5.9% 7.7% 9.1% $404 $413 $425 $437 $445 $457 $472 2009 2010 2011 2012 2013 2014 2015 83.4% 84.3% 85.8% 86.7% 88.9% 93.2% 95.9% 2009 2010 2011 2012 2013 2014 2015 2009 2010 2011 2012 2013 2014 2015 5.5% Average NOI Growth – 6 Years STRONG SAME- COMMUNITY GROWTH 6

 Inventory of approximately 10,500 zoned and entitled sites available for expansion at 66 communities in 18 states and Ontario  Approximately 750 sites are expected to be developed by the end of 2016  A 100 site expansion at a $25,000 cost per site, that is leased up in a year (8 sites/month), results in an unlevered return of 13%-15% 1  Primarily building in communities with strong demand evidenced by occupancies >95%  Expansion lease-up is driven by sales, rental and relocation programs SSource: Company Information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2016 for additional information. on most Friendly Village Simi Simi Valley, CA The Reserve at Fox Creek Bullhead City, AZ EXPANSIONS PROVIDE STRONG GROWTH AND ATTRACTIVE RETURNS 7

Rental Program All-in 5 Year Unleveraged IRR:  $42,000 Initial investment in new home  Weighted average monthly rental rate $865 x 12 = $10,380 (3% annual increases)  Monthly operating expenses1 $250 x 12 = $3,000 (2% annual increases)  End of 5 year period sell the home and recoup > 95% of original invoice price  All-in 5 year unlevered IRR is 15-16% EXPANSION OPPORTUNITIES SUPPORTED BY RENTAL PROGRAM Source: Company Information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the respective year ended as well as form 10-Q and Supplemental for the quarter ended September 30, 2016 for additional information. 1 Operating expenses include repairs and refurbishment, taxes and insurance, marketing, and commissions.  Sun’s rental program is a key onboarding and conversion tool for our communities 15.7% 15.6% 13.5% 10.7% YE 2013 YE 2014 YE 2015 As of September 30, 2016 Rental Occupancy (%) San Pedro RV Park & Resort Islamorada, FL 8

STRATEGIC ACQUISITIONS PROFESSIONAL OPERATIONAL MANAGEMENT CALL CENTER / DIGITAL MARKETING OUTREACH INCREASING MARKET RENT ADDING VALUE WITH EXPANSIONS REPOSITIONING WITH ADDITIONAL CAPEX SKILLED EXPENSE MANAGEMENT EXTRACTING VALUE FROM ACQUISITIONS HOME SALES / RENTAL PROGRAM 9

# STRATEGIC ACQUISITIONS

✓ *Over the last 5 years, Sun has acquired communities valued in excess of **$4.3 billion**, increasing its number of sites and communities by **146%** and **149%**, respectively*

## Year-end Communities and Sites

### 2011
**136 communities**
**54,811 sites**

- 17 MH and 1 RV community Kentland acquisition growing the portfolio

### 2012
**173 communities**
**63,697 sites**

- Further strengthened the MH portfolio with the 6 community Rudgate acquisition
- Acquired Palm Creek, an irreplaceable age-restricted asset

### 2013
**188 communities**
**69,789 sites**

- Geographic and RV diversification with 10 RV resort Morgan acquisition entering 5 new states

### 2014
**217 communities**
**79,554 sites**

- Closed 1st phase of "ALL" 59 high quality, age-restricted community acquisition, strengthening and diversifying the portfolio

### 2015
**231 communities**
**88,612 sites**

- Final closing of "ALL" acquisition further enhancing the portfolio
- Acquired 34 MH communities and 4 RV resorts

### 2016
**339 communities[1]**
**117,252 sites[1]**

- Acquired Carefree Communities, Inc. adding 103 MH and RV communities and deepening Sun's presence in key costal markets
- Also acquired an additional 1 MH community and 6 RV resorts













Source: Company Information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the respective years ended set forth above for additional information.
1 As of September 30, 2016

SUN COMMUNITIES, INC.
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ONTARIO, CANADA 4,888 189 757 15,909 5,032 92 398 307  With the Carefree acquisition Sun has deepened its presence in key high-barrier markets Carefree Property Additions Sun Communities Properties POST-TRANSACTION FL 43,438 37.0% TX 7,534 6.4% CA 5,275 4.5% ON 4,938 4.2% AZ 4,614 3.9% NJ 3,009 2.6% MA 682 0.6% NC 672 0.6% Other 47,090 40.2% TOTAL 117,252 100.0% Increased Age-restricted Portfolio by over 60% Source: Company Information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter-ended September 30, 2016 for additional information KEY MARKET PENETRATION FROM CAREFREE ACQUISITION 11 Sherkston Shores Ontario, Canada Sunset Harbor Key West, FL

ACQUISITION PROFITABILITY 13 Source: Company Information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the respective periods ended set forth above for additional information. Refer to information regarding non-GAAP financial measures starting on page 20 of the attached Appendix. 1 Inclusive of ancillary and home sale operations 2011 Acquisitions (26 Communities)  640 bps increase in occupancy to 97.6% in 3 years 28.9 32.7 35.6 15.6 20.0 22.8 YEAR 1 YEAR 2 YEAR 3 Revenue NOI 36.4 38.8 42.0 24.0 26.3 29.1 YEAR 1 YEAR 2 YEAR 3 Revenue NOI 11.0 13.3 14.6 4.5 6.1 7.0 YEAR 1 YEAR 2 YEAR 3 Revenue NOI 1 2012 Acquisitions (11 Communities) 2013 RV Acquisitions (10 Communities)  110 bps increase in occupancy to 97.9% in 3 years ($ in millions) Jellystone Western NY North Java, NY Lake in Wood RV Resort Narvon, PA Jellystone Park at Birchwood Greenfield Park, NY 1 1 1 2

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 Sun’s annual mortgage maturities average 4.2% over the next 4 years WEIGHTED AVERAGE INTEREST RATE CMBS $531,366 5.23% Fannie Mae $1,095,397 4.36% Freddie Mac $334,059 3.95% Life Companies $894,009 3.80% Total $2,854,831 4.30% PRINCIPAL OUTSTANDING 1 $11.4 $140.6 $102.5 $118.3 YE 2016 YE 2017 YE 2018 YE 2019 YE 2020 Life Companies Freddie Mac Fannie Mae Commercial Mortgage-backed Securities $112.6 Palos Verdes Shores San Pedro, CA Castaways RV Resort & Campground Berlin, MD MORTGAGE DEBT MATURITY PROFILE Source: Company Information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2016 for additional information. 1 Includes premium / discount on debt and financing costs 14 ($ in thousands as of September 30, 2016) ($ in millions as of September 30, 2016)

Source: Citi Investment research, July, 2016. “REITs”- includes an index of REITs across a variety of asset classes including self storage, mixed office, regional malls, shopping centers, multifamily, student housing, manufactured homes and specialty. Refer to information regarding non-GAAP financial measures starting on page 20 of the attached Appendix.  SUN’s average same community NOI growth has exceeded REIT industry average by ~180 bps and apartment average by ~160 bps over a 15 year period -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% 12% 2 Q 0 1 4 Q 0 1 2 Q 0 2 4 Q 0 2 2 Q 0 3 4 Q 0 3 2 Q 0 4 4 Q 0 4 2 Q 0 5 4 Q 0 5 2 Q 0 6 4 Q 0 6 2 Q 0 7 4 Q 0 7 2 Q 0 8 4 Q 0 8 2 Q 0 9 4 Q 0 9 2 Q 1 0 4 Q 1 0 2 Q 1 1 4 Q 1 1 2 Q 1 2 4 Q 1 2 2 Q 1 3 4 Q 1 3 2 Q 1 4 4 Q 1 4 2 Q 1 5 4 Q 1 5 2 Q 1 6 Sun Communities, Inc. Apartments Industry Average (2.5%) Same-Community NOI Growth(%) STRONG INTERNAL GROWTH 15

5-Year Total Return Percentage Source: SNL Financial as of September 30, 2016. 10-Year Total Return Percentage +191% +108% +113% +467% +101% +83%  Sun has significantly outperformed major REIT and broader market indices over the last ten years STRATEGY-DRIVEN OUTPERFORMANCE -50 0 50 100 150 200 250 SUI S&P 500 RMS -100 0 100 200 300 400 500 600 SUI S&P 500 RMS 16

APPENDIX Lakeside Crossing Conway, SC Gwynn’s Island RV Resort Gwynn Island, VA Palm Creek Golf & RV Resort Casa Grande, AZ Ocean Breeze Resort Jensen Beach, FL

CONSISTENT NOI GROWTH  Manufactured housing is one of the most recession-resistant sectors of the housing and commercial real estate sectors and has consistently outperformed multi-family in same-site NOI growth since 20001 Source: SNL Financial as of September 30, 2016. Refer to information regarding non-GAAP financial measures starting on page 20 of the attached Appendix. $90 $110 $130 $150 $170 $190 $210 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 SUI Manufactured Housing Apartment Industrial Mall 17

# MANUFACTURED HOUSING VS. MULTI-FAMILY

✓ *Sun's manufactured homes provide nearly 15% more space at over 30% less cost per square foot*

| | Sun's Manufactured Homes | VS. | Multi-Family Housing |
|---|---|---|---|
| PRICE | $0.69 per sq. ft. | ✓ | $1.00 per sq. ft. |
| SQUARE FOOTAGE | ~1,250[1] sq. ft. | ✓ | ~1,100[2] sq. ft. |
| RENT | ~$860[1] per month | ✓ | ~$1,100[2] per month |

1 Source: Company Information. Refer to Sun Communities, Inc. Form 10-K and supplemental for the year ended December 31, 2015 for additional information.
2 Source: The RentPath Network. Represents average rent for a 2 bedroom apartment in major metropolitan areas Sun operates in as of February 2016.

SUN COMMUNITIES, INC.
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1 Source: Manufactured Housing Institute, Quick Facts: “Trends and Information About the Manufactured Housing Industry, 2016.” Represents average 2 bedroom household in major metropolitan areas Sun operates in as of September 2016. 2 Source: US Census Bureau - 2010-2014 American Community Survey 5-Year Estimates. $54,900 represents the median household income in major metropolitan areas Sun operates in. Single-family Homes Manufactured Homes  Average cost of Single Family1 is $276,284 or roughly 5 years median income  Sun’s communities offer affordable options in attractive locations  Average cost of a new Manufactured Home is $68,000 or roughly 1 years median income $206,560 $207,950 $223,085 $249,429 $261,172 $276,284 $- $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 Single-family Portion of purchase price attributable to land $62,800 $60,500 $62,200 $64,000 $65,300 $68,000 Manufactured Median Household Income2 2010 2011 2012 2013 2014 2015 MANUFACTURED HOUSING VS. SINGLE FAMILY 19

Funds from operations (FFO) represents net income (loss) (computed in accordance with GAAP) and gain (loss) on sales of depreciable property, plus real estate related depreciation and amortization (excluding amortization of financing costs), and after adjustments for unconsolidated partnerships and joint ventures, as defined by the National Association of Real Estate Investment Trusts (NAREIT). We consider FFO an appropriate supplemental measure of the financial and operational performance of an equity REIT. Under the definition, management also uses FFO excluding certain items, a non-GAAP financial measure, which excludes certain gain and loss items that management considers unrelated to the operational and financial performance of our core business. We believe that this provides investors with another financial measure of our operating performance that is more comparable when evaluating period over period results. Net operating income (NOI) is derived from revenues minus property operating and maintenance expenses and real estate taxes. We use NOI as the primary basis to evaluate the performance of our operations. We believe that NOI is helpful to investors and analysts as a measure of operating performance because it is an indicator of the return on property investment and provides a method of comparing property performance over time. We use NOI as a key management tool when evaluating performance and growth of particular properties and/or groups of properties. The principal limitation of NOI is that it excludes depreciation, amortization, interest expense, and non-property specific expenses such as general and administrative expenses, all of which are significant costs, and therefore, NOI is a measure of the operating performance of our properties rather than of the Company overall. We believe that these costs included in net income often have no effect on the market value of our property and therefore limit its use as a performance measure. In addition, such expenses are often incurred at a parent company level and therefore are not necessarily linked to the performance of a real estate asset. Recurring earnings before interest, tax, depreciation and amortization (Recurring EBITDA) is defined as NOI plus other income, plus (minus) equity earnings (loss) from affiliates, minus general and administrative expenses. EBITDA includes EBITDA from discontinued operations. Recurring EBITDA provides a further tool to evaluate ability to incur and service debt and to fund dividends and other cash needs. FFO, NOI, and Recurring EBITDA do not represent cash generated from operating activities in accordance with GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. FFO, NOI, and Recurring EBITDA should not be considered as alternatives to net income (loss) (calculated in accordance with GAAP) for purposes of evaluating our operating performance, or cash flows (calculated in accordance with GAAP) as a measure of liquidity. FFO, NOI, and Recurring EBITDA as calculated by us may not be comparable to similarly titled, but differently calculated, measures of other REITs or to the definition of FFO published by NAREIT. NON-GAAP TERMS DEFINED 20

**Reconciliation of Net Income Attributable to Sun Communities, Inc. Common Stockholders to Funds from Operations**
**(amounts in thousands except for per share data)**

| | Three Months Ended September 30, | | Nine Months Ended September 30, | | Year Ended December 31, | | |
|---|---|---|---|---|---|---|---|
| | 2016 | 2015 | 2016 | 2015 | 2015 | 2014 | 2013 |
| Net income attributable to Sun Communities, Inc. common stockholders | $ 18,897 | $ 28,763 | $ 18,969 | $ 47,926 | $ 137,325 | $ 22,376 | $ 10,610 |
| Adjustments: | | | | | | | |
| Preferred return to preferred OP units | 616 | — | 1,858 | — | 2,612 | 281 | 2,764 |
| Amounts attributable to noncontrolling interests | 685 | 1,174 | 255 | 1,554 | 9,644 | 1,086 | 718 |
| Preferred distribution to Series A-4 preferred stock | 683 | 1,666 | — | — | — | 76 | — |
| Depreciation and amortization | 61,809 | 45,014 | 159,225 | 130,247 | 178,048 | 134,252 | 111,083 |
| Asset impairment charge | — | — | — | — | — | 837 | — |
| Gain on disposition of properties, net | — | (18,190) | — | (26,946) | (125,376) | (17,654) | — |
| Gain on disposition of assets, net | (4,667) | (2,937) | (12,226) | (7,065) | (10,125) | (6,705) | (7,592) |
| Funds from operations (FFO) attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities | 78,023 | 55,490 | 168,081 | 145,716 | 192,128 | 134,549 | 117,583 |
| Adjustments: | | | | | | | |
| Transaction costs | 4,191 | 1,664 | 27,891 | 13,150 | 17,803 | 18,259 | 3,928 |
| Other acquisition related costs | 1,467 | — | 1,467 | — | — | — | — |
| Income from affiliate transactions | (500) | — | (500) | (7,500) | (7,500) | — | — |
| Gain on settlement | — | — | — | — | — | (4,452) | — |
| Preferred stock redemption costs | — | 4,328 | — | 4,328 | 4,328 | — | — |
| Extinguishment of debt | — | — | — | 2,800 | 2,800 | — | — |
| Income tax expense - reduction of deferred tax asset | — | — | — | — | 1,000 | — | — |
| FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities excluding certain items | $ 83,181 | $ 61,482 | $ 196,939 | $ 158,494 | $ 210,559 | $ 148,356 | $ 121,511 |
| Weighted average common shares outstanding - basic | 68,655 | 53,220 | 63,716 | 52,855 | 53,686 | 41,337 | 34,228 |
| Weighted average common shares outstanding - fully diluted | 73,667 | 58,365 | 68,031 | 56,054 | 57,979 | 44,022 | 37,657 |
| FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities per Share - fully diluted | $ 1.06 | $ 0.95 | $ 2.47 | $ 2.60 | $ 3.31 | $ 3.06 | $ 3.12 |
| FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities per Share excluding certain items - fully diluted | $ 1.13 | $ 1.05 | $ 2.89 | $ 2.83 | $ 3.63 | $ 3.37 | $ 3.22 |

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**Reconciliation of Net Operating Income to Net Income Attributable to Sun Communities, Inc. Common Stockholders**
**(amounts in thousands)**

| | Three Months Ended September 30, | | Nine Months Ended September 30, | | Year Ended December 31, | | |
|---|---|---|---|---|---|---|---|
| | 2016 | 2015 | 2016 | 2015 | 2015 | 2014 | 2013 |
| Real Property NOI | $ 114,851 | $ 90,312 | $ 296,081 | $ 254,438 | $ 335,567 | $ 232,478 | $ 203,176 |
| Rental Program NOI | 21,213 | 20,587 | 64,223 | 62,805 | 83,232 | 70,232 | 58,481 |
| Home Sales NOI/Gross profit | 9,276 | 5,605 | 23,184 | 14,914 | 20,787 | 13,398 | 14,555 |
| Ancillary NOI/Gross profit | 7,907 | 5,575 | 11,194 | 7,325 | 7,013 | 5,217 | 1,151 |
| Site rent from Rental Program (included in Real Property NOI) | (15,532) | (15,762) | (46,164) | (46,440) | (61,952) | (54,289) | (46,416) |
| NOI/Gross profit | 137,715 | 106,317 | 348,518 | 293,042 | 384,647 | 267,036 | 230,947 |
| Adjustments to arrive at net income: | | | | | | | |
| Other revenues | 5,689 | 4,449 | 15,459 | 13,592 | 18,157 | 15,498 | 13,622 |
| Home selling expenses | (3,553) | (1,910) | (8,689) | (5,397) | (7,476) | (5,235) | (4,546) |
| General and administrative | (16,575) | (12,670) | (46,910) | (36,944) | (47,455) | (37,387) | (31,308) |
| Transaction costs | (4,191) | (1,664) | (27,891) | (13,150) | (17,803) | (18,259) | (3,928) |
| Depreciation and amortization | (61,483) | (44,695) | (159,565) | (130,107) | (177,637) | (133,726) | (110,078) |
| Asset impairment charge | — | — | — | — | — | (837) | — |
| Extinguishment of debt | — | — | — | (2,800) | (2,800) | — | — |
| Interest expense | (34,589) | (28,243) | (90,885) | (82,022) | (110,878) | (76,981) | (76,577) |
| Gain on disposition of properties, net | — | 18,190 | — | 26,946 | 125,376 | 17,654 | — |
| Gain on settlement | — | — | — | — | — | 4,452 | — |
| Provision for state income taxes | (283) | (77) | (567) | (229) | (158) | (219) | (234) |
| Income tax expense - reduction of deferred tax asset | — | — | — | — | (1,000) | — | — |
| Income from affiliate transactions | 500 | — | 500 | 7,500 | 7,500 | 1,200 | 2,250 |
| Net income | 23,230 | 39,697 | 29,970 | 70,431 | 170,473 | 33,196 | 20,148 |
| Less: Preferred return to preferred OP units | 1,257 | 1,302 | 3,793 | 3,692 | 4,973 | 2,935 | 2,764 |
| Less: Amounts attributable to noncontrolling interests | 879 | 2,125 | 460 | 3,132 | 10,054 | 1,752 | 718 |
| Net income attributable to Sun Communities, Inc. | 21,094 | 36,270 | 25,717 | 63,607 | 155,446 | 28,509 | 16,666 |
| Less: Preferred stock distributions | 2,197 | 3,179 | 6,748 | 11,353 | 13,793 | 6,133 | 6,056 |
| Less: Preferred stock redemption costs | — | 4,328 | — | 4,328 | 4,328 | — | — |
| Net income attributable to Sun Communities, Inc., common stockholders | $ 18,897 | $ 28,763 | $ 18,969 | $ 47,926 | $ 137,325 | $ 22,376 | $ 10,610 |

SUN
SUN COMMUNITIES, INC.

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**Reconciliation of Recurring EBITDA to Net Income Attributable to Sun Communities, Inc. Common Stockholders**
**(amounts in thousands)**

| | Three Months Ended September 30, | | Nine Months Ended September 30, | | Year Ended December 31, | | |
|---|---|---|---|---|---|---|---|
| | 2016 | 2015 | 2016 | 2015 | 2015 | 2014 | 2013 |
| Recurring EBITDA | $ 123,276 | $ 96,186 | $ 308,378 | $ 264,293 | $ 347,873 | $ 222,853 | $ 207,037 |
| Interest | 33,800 | 27,453 | 88,522 | 79,593 | 107,659 | 73,771 | 73,339 |
| Interest on mandatorily redeemable preferred OP units | 789 | 790 | 2,363 | 2,429 | 3,219 | 3,210 | 3,238 |
| Depreciation and amortization | 61,483 | 44,695 | 159,565 | 130,107 | 177,637 | 133,726 | 110,078 |
| Asset impairment charge | — | — | — | — | — | 837 | — |
| Extinguishment of debt | — | — | — | 2,800 | 2,800 | — | — |
| Transaction costs | 4,191 | 1,664 | 27,891 | 13,150 | 17,803 | — | — |
| Gains on disposition of properties, net | — | (18,190) | — | (26,946) | (125,376) | (17,654) | — |
| Gain on settlement | — | — | — | — | — | (4,452) | — |
| Provision for income tax | 283 | 77 | 567 | 229 | 158 | 219 | 234 |
| Income tax expense - reduction of deferred tax asset | — | — | — | — | 1,000 | — | — |
| Income from affiliate transactions | (500) | — | (500) | (7,500) | (7,500) | — | — |
| Net income | 23,230 | 39,697 | 29,970 | 70,431 | 170,473 | 33,196 | 20,148 |
| Less: Preferred return to preferred OP units | 1,257 | 1,302 | 3,793 | 3,692 | (4,973) | (2,935) | (2,764) |
| Less: Amounts attributable to noncontrolling interests | 879 | 2,125 | 460 | 3,132 | (10,054) | (1,752) | (718) |
| Net income attributable to Sun Communities, Inc. | 21,094 | 36,270 | 25,717 | 63,607 | 155,446 | 28,509 | 16,666 |
| Less: Preferred stock distributions | 2,197 | 3,179 | 6,748 | 11,353 | (13,793) | (6,133) | (6,056) |
| Less: Preferred stock redemption costs | — | 4,328 | — | 4,328 | (4,328) | — | — |
| Net income attributable to Sun Communities, Inc., common stockholders | $ 18,897 | $ 28,763 | $ 18,969 | $ 47,926 | $ 137,325 | $ 22,376 | $ 10,610 |

SUN COMMUNITIES, INC.

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